                                   [NAFI LOGO]



Contact: Stephen Veth
Vice President, Secretary and
General Counsel
(904) 996-2500

                       NATIONAL AUTO FINANCE COMPANY, INC.
                  ANNOUNCES 1998 AND FIRST QUARTER 1999 RESULTS


JACKSONVILLE, Fla. (May 18, 1999) - National Auto Finance Company, Inc. (OTC/BB:NAFI) today announced that it filed its 1998 Annual Report on Form 10-K yesterday, which reflects a loss of $33.7 million or $(3.73) per share for the year ended December 31, 1998, as compared to a loss of $18.6 million or $(2.62) per share for the year ended December 31, 1997.

The operating loss for 1998 was primarily due to the following reasons. During much of 1998, the Company curtailed its loan originations in order to preserve its cash while undertaking a comprehensive financial restructuring, which closed on April 7, 1999. Securitization related income associated with overall loan origination volume was $9.6 million, a decrease of $11.6 million or 54% for the year ended December 31, 1998 as compared to $21.2 million for the year ended December 31, 1997. The Company recorded a writedown of Retained Interest in Securitizations of $23.1 million for the year ended December 31, 1998. Finally, interest expense for the year ending December 31, 1998 was $7.9 million, representing a $6.3 million increase over interest expense of $1.6 million for the year ending December 31, 1997, associated primarily with the payment of interest on the Company's Senior Subordinated Notes in 1998. In the audited financial statements included in the Form 10-K, the Company's auditor, BDO Seidman LLP, qualified its audit opinion by raising an issue about the Company's ability to continue as a going concern.

The Company also filed its Quarterly Report on Form 10-Q yesterday for the quarter ended March 31, 1999, which reflects a loss of $1.8 million or $(0.20) per share for the quarter as compared to a loss of $5.2 million or $(0.57) per share for the quarter ended March 31, 1998. The 1999 first quarter loss was primarily due to decreased revenues resulting from the continued curtailment of origination volume in the quarter.

NAFI Announces 1998 and First Quarter 1999 Results
Page 2
May 18, 1999
--------------------------------------------------------------------------------

Commenting on the announcement, Keith B. Stein, Chief Executive Officer, said, "We are disappointed with the results of operations for 1998, however they were not unexpected. Our recently completed financial restructuring positions us to execute on our business plan and turn around the business to once again produce positive results. Although we also experienced an operating loss in the first quarter of 1999, it was less than the losses experienced in several prior quarterly periods, indicating that we are heading in the right direction."

National Auto Finance is a specialized consumer finance company engaged in the purchase, securitization and servicing of automobile loans primarily originated by manufacturer-franchised automobile dealers for non-prime consumers. The Company markets its products and services to dealers through the efforts of its direct sales force and through strategic referral and marketing alliances with financial and other institutions that have established relationships with dealers. The Company has active contractual relationships with approximately 775 dealers in 35 states.

         Except for the historical information contained herein, this news release contains statements that are forward-looking statements within the meaning of applicable federal securities laws and are based upon the Company's current expectations and assumptions which are subject to a number of risks and uncertainties, which could cause actual results to differ materially from those anticipated. Primary factors that could cause actual results to differ include the availability of financing on terms and conditions acceptable to the Company, the ability of the Company to securitize its finance contracts in the asset-backed securities market on terms and conditions acceptable to the Company, and changes in the quality or composition of the serviced loan receivable portfolio. Certain of these as well as other factors are described in more detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and in certain other reports filed by the Company with the Securities and Exchange Commission.

NAFI Announces 1998 and First Quarter 1999 Results
Page 3
May 18, 1999
--------------------------------------------------------------------------------

                       NATIONAL AUTO FINANCE COMPANY, INC.
                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  1998          1997          1996
                                                                --------      --------      --------
REVENUE:
   Securitization related income (loss)                         $(13,531)     $   (323)     $ 13,564
    Servicing income                                               6,424         3,437           866
   Interest income                                                 2,399           817           258

   Other income                                                      377           214           103
                                                                --------      --------      --------
     Total revenue                                                (4,331)        4,145        14,791
                                                                --------      --------      --------
EXPENSES:
   Servicing expenses                                              6,262         5,944         1,291
   Interest expense                                                8,417         1,638         1,204
   Salaries and employee benefits                                  7,705         6,346         3,634
   Direct loan acquisition expenses                                1,520         3,591         1,924
   Depreciation expense                                              802           743           492
   Other operating expenses                                        4,544         3,602         1,755
                                                                --------      --------      --------
     Total expenses                                               29,250        21,864        10,300
                                                                --------      --------      --------
Income (loss) before income taxes and extraordinary item         (33,581)      (17,719)        4,491
Income taxes                                                          --            --            --
                                                                --------      --------      --------
Income (loss) before extraordinary item                          (33,581)      (17,719)        4,491
Extraordinary loss due to early extinguishment of debt                --          (720)           --
                                                                --------      --------      --------
Net income (loss) before preferred stock dividends               (33,581)      (18,439)        4,491
Preferred stock dividends                                           (160)         (148)           --
                                                                --------      --------      --------
Net income (loss) available for Common Stockholders             $(33,741)     $(18,587)     $  4,491
                                                                ========      ========      ========


PER SHARE DATA:
Loss per common share before extraordinary item - basic and
   diluted                                                      $  (3.73)     $  (2.52)     $     --
Extraordinary loss                                                    --         (0.10)     $     --
                                                                --------      --------      --------
Loss per common share- basic and diluted                        $  (3.73)     $  (2.62)           --
                                                                ========      ========      ========

 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted                                                  9,031         7,087            --
                                                                ========      ========      ========

NAFI Announces 1998 and First Quarter 1999 Results
Page 4
May 18, 1999
--------------------------------------------------------------------------------
                       NATIONAL AUTO FINANCE COMPANY, INC.
                                 BALANCE SHEETS
                     DECEMBER 31, 1998 AND DECEMBER 31, 1997
                             (DOLLARS IN THOUSANDS)

ASSETS:                                                                              1998          1997
                                                                                   --------      --------
Cash and cash equivalents                                                          $  9,540      $ 26,467
Retained interest in securitizations, at estimated fair value                        34,117        31,569
Furniture, fixtures and equipment, net of accumulated
   depreciation of $1,065 and $403                                                    3,277         2,262
Deferred financing costs                                                              2,759         2,539
Other assets                                                                          1,039         2,038
                                                                                   --------      --------
    Total assets                                                                   $ 50,732      $ 64,875
                                                                                   ========      ========

LIABILITIES:
Accounts payable and accrued expenses                                              $  2,444      $  3,260
Accrued interest payable-related parties                                                117            39
Accrued interest payable-Senior Subordinated Notes                                       --           132
Accrued interest payable-notes                                                           --            50
Junior Subordinated Notes-related parties                                             1,940         1,940
Senior Subordinated Notes                                                            53,578        34,546
Notes payable                                                                         1,017         1,614
                                                                                   --------      --------
    Total liabilities                                                                59,096        41,581
                                                                                   --------      --------

COMMITMENTS AND CONTINGENCIES

MANDATORILY REDEEMABLE PREFERRED STOCK series A-$0.01 par value; $1,000 stated
  value; 1,000,000 shares authorized; 2,295 shares
    outstanding; redeemable in January 2005, stated at
    redemption value                                                                  2,415         2,336

STOCKHOLDERS' EQUITY (CAPITAL DEFICIT):
Common Stock -$0.01 par value; 20,000,000 shares authorized;
    9,031 shares outstanding                                                             90            90
Paid-in-capital                                                                      36,261        34,417
Accumulated deficit                                                                 (47,130)      (13,549)
                                                                                   --------      --------
    Total stockholders' equity (capital deficit)                                    (10,779)       20,958
                                                                                   --------      --------
    Total liabilities, mandatorily redeemable preferred stock and
      stockholders' equity (capital deficit)                                       $ 50,732      $ 64,875
                                                                                   ========      ========

NAFI Announces 1998 and First Quarter 1999 Results
Page 5
May 18, 1999
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                       NATIONAL AUTO FINANCE COMPANY, INC.
                      Statements of Operations (unaudited)
               For the Three Months Ended March 31, 1999 and 1998
                      (in thousands, except per share data)


                                                 Three Months Ended
                                                      March 31,
                                                --------------------
                                                 1999         1998
                                                -------      -------
REVENUE:
   Securitization related income                $ 1,469      $    74
   Servicing income                               1,449        1,272
   Interest income                                  442          696
   Other income                                     362           78
                                                -------      -------
     Total revenue                                3,722        2,120
                                                =======      =======

EXPENSES:
   Servicing expenses                               857        2,304
   Interest expense                               2,234        1,530
   Salaries and employee benefits                 1,206        1,643
   Direct loan acquisition expenses                 217          651
   Depreciation expense                             219          187
   Other operating expenses                         736          937
                                                -------      -------
     Total expenses                               5,469        7,252
                                                -------      -------
Loss before income taxes                         (1,747)      (5,132)
Income taxes                                         --           --
                                                -------      -------
    Net loss                                     (1,747)      (5,132)
Preferred stock dividends                            40           40
                                                -------      -------
Loss attributed to common shareholders          $(1,787)     $(5,172)
                                                =======      =======

PER SHARE DATA:
Loss per common share - basic and diluted       $ (0.20)     $ (0.57)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted                                 9,031        9,031

NAFI Announces 1998 and First Quarter 1999 Results
Page 6
May 18, 1999
--------------------------------------------------------------------------------

                       NATIONAL AUTO FINANCE COMPANY, INC.
                                 BALANCE SHEETS
                      MARCH 31, 1999 AND DECEMBER 31, 1998
                                 (IN THOUSANDS)

                                                                                March 31,
                                                                                  1999       December 31,
ASSETS:                                                                        (unaudited)      1998
                                                                              -------------  ------------
Cash and cash equivalents                                                        $  3,045      $  9,540
Retained interest in securitizations, at estimated fair value                      38,430        34,117
Furniture, fixtures and equipment, net                                              3,218         3,277
Deferred financing costs                                                            2,613         2,759
Other assets                                                                        1,293         1,039
                                                                                 --------      --------
      TOTAL ASSETS                                                               $ 48,599      $ 50,732
                                                                                 ========      ========

LIABILITIES:
Accounts payable and accrued expenses                                            $  1,885      $  2,444
Accrued interest payable-related parties                                              155           117
Junior Subordinated Notes-related parties                                           1,940         1,940
Senior Subordinated Notes                                                          53,845        53,578
Notes payable                                                                         884         1,017
                                                                                 --------      --------


     TOTAL LIABILITIES                                                           $ 58,709      $ 59,096
                                                                                 --------      --------

COMMITMENTS AND CONTINGENCIES

MANDATORY REDEEMABLE PREFERRED STOCK series A-$0.01 par value; $1,000 stated
       value; 1,000,000 shares authorized; 2,295 shares
        outstanding; redeemable in January 2005, stated at redemption               2,456         2,415
value

STOCKHOLDERS' EQUITY (CAPITAL DEFICIT):
Common Stock -$0.01 par value; 20,000,000 shares authorized;
       9,031 shares outstanding                                                        90            90
Paid-in-capital                                                                    36,221        36,261
Accumulated deficit                                                               (48,877)      (47,130)
                                                                                 --------      --------
    Total stockholders' equity (capital deficit)                                  (12,566)      (10,779)
                                                                                 --------      --------
    Total liabilities, mandatory redeemable preferred stock and
    stockholders' equity (capital deficit)                                       $ 48,599      $ 50,732
                                                                                 ========      ========


                                     -END-